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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                February 19, 2004

                              Diomed Holdings, Inc.


           Delaware                       000-32045               84-1480636
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                1 Dundee Park
                 Andover, MA                                      01810
  (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

99.1     Press Release, dated February 19, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
         ---------------------------------------------

         (a) On February 19, 2004, Diomed Holdings, Inc. (the "Company") issued a press release announcing its results of operations for the year ended December 31, 2003. A copy of the Company's press release issued February 19, 2004 announcing these results is included in this Current Report as an exhibit.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Diomed Holdings, Inc.
                                        (Registrant)

Date: February 19, 2004                 By: /s/ JAMES A. WYLIE, JR.
                                            --------------------------
                                            Name: James A. Wylie, Jr.
                                            Title: President and Chief Executive
                                                   Officer

List of Exhibits

99.1    Press Release, dated February 19, 2004